UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2026

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 28, 2026, Commvault issued a press release announcing its results for its first fiscal quarter ended June 30, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description
99.1	Press Release dated July 28, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Date:	July 28, 2026	/s/ Gary Merrill
Gary Merrill Chief Financial Officer (Principal Financial Officer)

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